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                    WARBURG PINCUS POST-VENTURE CAPITAL FUND

              Supplement to the Prospectus dated December 29, 1995


         The Board of Directors of Warburg Pincus Post-Venture Capital Fund (the "Fund") has unanimously approved a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") among the Fund, Warburg, Pincus Counsellors, Inc., the Fund's investment adviser ("Warburg"), and Abbott Capital Management, L.P. ("Abbott"), pursuant to which Abbott would become the sub-investment adviser to the Fund. The Sub-Advisory Agreement will be presented to Fund shareholders for their consideration at a meeting scheduled to be held on May 10, 1996. If the Sub-Advisory Agreement is approved by shareholders, Abbott would invest a portion of the Fund's assets (up to 10%) in private investment partnerships that invest in companies in the venture capital and post-venture capital stages of development. Abbott is an independent specialized investment firm with assets under management of approximately $3 billion. Warburg, out of its own resources, would pay Abbott a sub-advisory fee.

Dated:  March 1, 1996




                                                         WPDSF-16-0396























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